Exhibit 10.5

DEVELOPMENT UNIT AGREEMENT 2837

FOUNDERS OIL & GAS OPERATING, LLC

FOUNDERS UNIVERSITY OROGRANDE DRILLING AND DEVELOPMENT UNIT

HUDSPETH COUNTY. TEXAS

ARTICLE 1	DEFINITIONS	1
1.1	DEVELOPMENT UNIT	1
1.2	DEVELOPMENT UNIT WELL	1
1.3	PRODUCED SUBSTANCES	1
1.4	NON-PRODUCTIVE DEPTH	2
1.5	OPERATOR	2
1.6	PRODUCTIVE ACREAGE	2
ARTICLE 2	CREATION AND EFFECT OF DEVELOPMENT UNIT	2
2.1	RIGHTS UNITIZED	2
2.2	AMENDMENT OF OIL AND GAS LEASES AND OTHER AGREEMENTS	2
2.3	CONTINUATION OF OIl AND GAS LEASES	2
ARTICLE 3	ALLOCATION OF PRODUCTION AND PAYMENT OF ROYALTY	3
3.1	ALLOCATION TO TRACTS, ALLOCATION OF PRODUCTIVE ACREAGE, AND MINIMUM ROYALTY	3
3.2	DISTRIBUTION WITHIN TRACTS	3
3.3	ROYALTIES PAYABLE	3
3.4	FILING OF AFFIDAVITS OF PRODUCTION	3
ARTICLE 4	DRILLING AND DEVELOPMENT OBLIGATIONS	4
4.1	DRILLING AN INITIAL DEVELOPMENT UNIT WELL	4
4.2	CONTINUOUS DEVELOPMENT OBLIGATION	4
4.3	EFFECT OF FAILING TO DRILL	4
4.4	DEVELOPMENT OBLIGATION AND REQUIREMENTS	4
ARTICLE 5	POLLUTION PREVENTION AND RELEASE AND INDEMNIFlCATION	5
5.1	POLLUTION PREVENTION	5
5.2	RELEASE AND INDEMNIFICATION	5
ARTICLE 6	EFFECTIVE DATE AND TERM	5
6.1	CONDITIONS PRECEDENT TO EFFECTIVENESS OF AGREEMENT	5
6.2	EFFECTIVE DATE	6
6.3	TERM	6
6.4	CONDITIONS OF EARLY TERMINATION	6
6.5	EARLY RELEASE OF NON-PRODUCTIVE DEPTHS	6
6.6	EFFECT OF TERMINATION	6
6.7	REMOVING EQUIPMENT UPON TERMINATION	6
6.8	CERTIFICATE OF TERMINATION	6
6.9	EXTENSION OF DRILLING AND DEVELOPMENT UNIT AGREEMENT	7
ARTICLE 7	GENERAL PROVISIONS	7
7.1	COMPLIANCE WITH ALL APPLICABLE LAWS AND REGULATIONS	7
7.2	NOTICES/ADDRESSES	7
7.3	ASSIGNMENT OF INTERESTS IN THE DEVELOPMENT UNIT	8
7.4	BINDING COVENANT	8
7.5	OPERATING AGREEMENT	8
7.6	LIENS AND SECURITY INTERESTS	8
7.7	APPLICABLE LAW	8
7.8	EXECUTION	8
7.9	AUTHORITY TO ENTER INTO THIS AGREEMENT	8

EXHIBITS AND ATTACHMENTS

EXHIBIT A

EXHIBIT B

EXHIBIT C

DEVELOPMENT UNIT AGREEMENT 2837

FOUNDERS OIl & GAS OPERATING, LLC

FOUNDERS UNIVERSITY OROGRANDE DRILLING AND DEVELOPMENT UNIT

HUDSPETH COUNTY, TEXAS

This DRILLING AND DEVELOPMENT UNIT AGREEMENT (this ·Agreement”), effective as provided in Article 6.2, is entered into, by and between the Commissioner of the General Land Office, on behalf of the Stale of Texas (collectively referred to as “Lessor’’ or “the State”} and as approved by the Board for Lease of University Lands (hereinafter referred to as the “Board” with both the State of Texas and Board collectively referred to as “University Lands”), Lessee and any other party who has or may execute this agreement (collectively referred to as “lessees” and individually as “Lessee,”) and Operator (the “operator’’). Parties executing this Agreement are individually referred to as a “Party· and collectively referred to as the “Parties”.

RECITALS

WHEREAS, one hundred ninety-two (192) Leases covering the Tracts are in their primary term, which primary term expires on April 10, 2018; and

WHEREAS, Founders Oil & Gas, LLC, Hudspeth Oil Corporation, and Pandora Energy, LP, are the Lessees and Founders Oil & Gas Operating, LLC, is the Operator authorized to conduct operations under this Agreement; and

WHEREAS, Operator commenced the drilling of the Initial Development Unit Well on March 31, 2015. Operator commenced the drilling of the Second Development Unit Well on April 23, 2016. Both the Initial Development Unit Well and the Second Development Unit Well were commenced during the primary term of the Lease upon which said wells were drilled and will be counted as the first two (2) Development Unit Wells under this agreement; and

WHEREAS, the Lessees desire to develop the Leases and Tracts and conduct an exploration program on the Tracts in order to drill vertical and horizontal wells on the Tracts to a depth sufficient to test the Wolfcamp/Pennsylvanian Formations; and

WHEREAS, to fully develop the Leases and Tracts, the Parties desire to enter into this Agreement for the purpose of forming a Drilling and Development Unit, as defined below, and Lessees agree to pay a “Consideration Fee”. The Consideration Fee will be paid in two installments; the Initial Consideration Fee due on or before April 10, 2017, and the Second Consideration Fee due on or before April 10, 2018; and

WHEREAS, in the interest of the public welfare and to promote the development of the Tracts, the State enters into this Agreement in conformance with Texas Natural Resources Code, Sections 52.151 and 52.152 and the Texas Education Code 66.64(5) and 66.64(6); and

WHEREAS, the Commissioner of the General Land Office (hereinafter the “Commissioner”) is authorized to execute this Agreement on behalf of the State because this Agreement has been approved by the Board, or its delegate, and the Commissioner finds that this Agreement is in the best interest of the State.

WITNESSETH

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Parties agree as follows:

ARTICLE 1 DEFINITIONS

1.1	DEVELOPMENT UNIT

Development Unit shall consist of the tracts described in EXHIBIT A. The tracts listed in EXHIBIT A shall be referred to individually as “Tract• or collectively as “Tracts”. The tracts are subject to the oil and gas Leases also listed in EXHIBIT A. The oil and gas Leases listed in EXHIBIT A shall be referred to individually as “Lease” or collectively as “Leases”. EXHIBIT B is a map that shows the boundary lines of the Development Unit EXHIBIT C is the tabulation used in the determination of the allocation of Productive Acreage to a Development Unit Well. EXHIBITS A, B, and C are all attached hereto and incorporated herein by reference.

1.2	DEVELOPMENT UNIT WELL

Development Unit Well shall mean and refer to any well completed within the Development Unit that produces Produced Substances.

1.3	PRODUCED SUBSTANCES

Produced Substances shall mean and refer to all oil, gas, gaseous substances, sulphur contained in oil or gas, condensate, distillate, and all associated and constituent liquid or liquefiable hydrocarbons.

Development Unit Agreement Number 2837	2

1,4	NON-PRODUCTIVE DEPTH

a.	Subject to the provisions set forth in Subparagraph (b) below, Non-Productive Depth shall mean and refer to all depths below the stratigraphic equivalent of the top of the Strawn Formation at 6,004‘as shown on the Platform Express Density Neutron Composite log run on May 15, 2003, on the Trail Mountain Inc. University Cactus A35 #1 (42-229-30235) located in Section 35, Block A, University Land, Hudspeth County, Texas. The determination dale will be December 31, 2023, unless this Agreement terminates earlier, or if the Agreement is extended for an additional term.

b.	In the event Lessee drills and completes a Unit Well to a depth below the top of the Strawn Formation as defined in Subparagraph (a), (“Deep Well”), prior to December 31, 2023, the Non-Productive Depth for the Section in which the Deep Well is located, and the contiguous Sections adjacent to the Section containing the Deep Well, shall mean and refer to all depths 100‘below the base of the deepest completed and producing formation. The determination date will be December 31, 2023, unless this Agreement terminates prior to that date or if the Agreement is extended for an additional term.

1.5	OPERATOR

Operator shall mean and refer to Founders Oil & Gas Operating, LLC, while the Development Unit Wells are being drilled and thereafter shall mean and refer to the Party designated and authorized by Lessees to conduct any and all operations under this Agreement, acting as Operator. If at any time no party is authorized to conduct such operations, each reference in this Agreement to Operator shall mean and refer to all Lessees.

1.6	PRODUCTIVE ACREAGE

For Unit Wells drilled above the top of the Strawn Formation, Productive Acreage, as to any vertical well, shall mean and refer to the acreage in a Tract allocated to each Development Unit Well for production purposes pursuant to the applicable rules and regulations of the Railroad Commission of Texas and as agreed upon and approved by University Lands. Productive Acreage, as to any horizontal Development Unit Well shall be the total of the acreage assigned to a horizontal Development Unit Well as stated in EXHIBIT C of this Agreement, plus tolerance acreage, if needed. If field rules do not exist, or if Lessee requests the consolidation of existing field rules, Lessee shall notify University Lands of such request prior to any Railroad Commission hearing and provide all exhibits to University Lands, relative to such hearing. If Lessee seeks new field rules or requests the amendment of existing field rules without University Lands consent, then such new field rules or amendments shall not be applicable relative to determining Productive Acreage, until such consent is given or the new field rules or amendments are ratified by University Lands for the purposes of this Development Unit

ARTICLE 2 CREATION AND EFFECT OF DEVELOPMENT UNIT

2.1	RIGHTS UNITIZED

All oil, gas, and mineral interests in the Tracts covered by the Leases listed in Exhibit A of this Agreement, wilt be treated as a single unit during the term of this Agreement, but only for subsurface activities related to the exploration, development, and production of Produced Substances (“Unit Operations”). Operator may conduct subsurface Unit Operations as if the Drilling and Development Unit is covered by a single oil and gas lease containing all of the provisions of this Agreement Surface access and rights within the Drilling and Development Unit are not unitized by this Agreement All appurtenances, including but not limited to flow lines, power lines, well pad locations, commingled tank batteries and gathering lines, require an easement or commercial surface lease and are subject to fees as set out in the University of Texas System Rate and Damage Schedule. Operator must notify University Lands and comply with all University Lands surface use policies and requirements prior to installation of any appurtenances. Operator must measure and pay for actual water produced from the Drilling and Development Unit according to the University Lands of Texas System Rate and Damage Schedule in effect at the time the water is produced; provided that notwithstanding anything to the contrary in the rules and regulations of University lands, Operator shall not be required to pay for recycled water where and to the extent that water produced from the Lands for use in Unit Operations, following its initial use, is recycled for additional use in one or more additional Unit Operations.

2.2	AMENDMENT OF OIL AND GAS LEASES AND OTHER AGREEMENTS

Unless otherwise specifically provided in this Agreement and for only so long as this Agreement is in force and effect, the provisions of the various oil and gas Leases, their amendments, and other agreements or instruments pertaining to the Tracts, are amended to the extent necessary to make them conform to the provisions of this Agreement, but such Leases, amendments, other agreements and instruments shall otherwise remain in full force and effect

2.3	CONTINUATION OF OIL AND GAS LEASES

a.	NON-UNIT ACTIVITIES

Nothing herein shall prevent the Operator from maintaining each Lease as to all depths and all acreage by any means that is both authorized by such Lease and independent of unit operations, unit production or payment of shut-in royalty on a Development Unit Well.

Development Unit Agreement Number 2837	3

b.	UNIT OPERATIONS

Operations, including drilling or reworking operations, conducted in the Development Unit during the term of this Agreement for Produced Substances shall be considered as operations upon each Tract, and shall be sufficient to continue in force and effect each Lease in the same manner and to the same extent as if such operations had been conducted and a Development Unit Well had been drilled on each Tract

c.	UNIT PRODUCTION

Production of Produced Substances from the Development Unit shall not be allocated and distributed to each Tract, as provided in Article 3 herein, and shall only be considered as production from the particular Tract from which it is produced. Provided, however, production from a horizontal Development Unit Well(s) shall be reported to the University Lease upon which the first take-point for that wellbore is located.

d.	PRIMARY TERM EXTENSION

The Leases shall remain in full force and effect during the term of this Agreement, notwithstanding any provision of any Lease that would otherwise cause it to expire or terminate. Operator’s payment of cash consideration to the State upon entering into this Agreement and its fulfillment of its obligations hereunder shall fully substitute for all conditions and requirements otherwise provided by the Leases for their extension, it being specifically understood that no extension fees shall be required under Article 7(c) of each Lease and that any limitation of the period during which any of the Leases may be maintained in effect by operations shall be deemed superseded by the provisions of this Agreement.

ARTICLE 3 ALLOCATION OF PRODUCTION AND PAYMENT OF ROYALTY

3.1	ALLOCATION TO TRACTS, ALLOCATION OF PRODUCTIVE ACREAGE, AND MINIMUM ROYALTY

It is the purpose of the Parties hereto to conserve the natural resources, prevent waste and secure other benefits obtainable through development and operation of the Lands and Leases pursuant to the terms, conditions and limitations set forth, Lessor and Lessee acknowledge that the most effective way to develop the Lands and Leases covered by this Agreement is to locale Development Unit Wells within the Unit Area that will optimize production and minimize the impact of that production upon the surface, and that the location of each Development Unit Welt should be based primarily upon subsurface geology and not Lease boundaries within the Unit Area. In order to encourage Operator to accomplish this objective, each producing horizontal Development Unit Well located upon the Unit Area may be entitled to earn undeveloped acreage within the Unit Area, which shall be developed if deemed needed by University Lands, If production of Produced Substances is from multiple Tracts, then the Produced Substances will be allocated and reported to the Lease upon which the first take-point for that Development Unit Well is located. The amount of Produced Substances allocated to each Tract, regardless of whether the amount is more or less than the actual production of Produced Substances from the Development Unit Well, if any, on such Tract, will be deemed for all purposes to have been produced from such Tract Notwithstanding anything else contained herein to the contrary, the Parties recognize that the allocation and reporting of production to the Lease upon which the first take point for the Development Unit Well is located is a convenience for University Lands and has no effect on the acreage assigned as Productive Acreage under Paragraph 1.8, which may include multiple Leases and Tracts, Beginning on the “Effective Date”, and each anniversary date thereafter, Lessee will be excused from the minimum royalty payment for individual Leases within the Development Unit if the aggregate of royalty paid for the Leases within the Development Unit meets or exceeds the amount due for the aggregate of the minimum royalty payment.

3.2	DISTRIBUTION WITHIN TRACTS

Produced Substances allocated to each Tract shall be further distributed among, or accounted for, to the parties entitled to share in the production from such Tract in the same manner, in the same proportions, and upon the same conditions as the parties would have participated and shared in the production from such Tract, or in the proceeds thereof, had this Agreement not been entered into, and with the same legal effect.

3.3	ROYALTIES PAYABLE

Royalty for all Tracts within the Development Unit is 20%. Royalties on all Produced Substances shall be paid electronically in accordance with the terms of the Leases and the current Board rules for electronic royalty payments.

3.4	FILING OF AFFIDAVITS OF PRODUCTION

In addition to any other information that the Operator or Lessees must provide to the Board of Regents of the University of Texas System, (hereinafter referred to as “the Board of Regents”) or the Board, or their representatives under the Leases, applicable statutes, or applicable rules, the Operator shall monthly execute and file two separate affidavits of production (University Lands Accounting forms UT-1 and UT-2 or other appropriate forms) for each producing Tract in the Development Unit: one covering all oil production and another covering all gas production, Unless otherwise approved in writing by the Assistant Director - University Lands Accounting, Operator shall electronically file all reports relating to this Development Unit in the form and manner provided for in the Board of Regents or Board rules relating to electronic filing.

Development Unit Agreement Number 2837	4

ARTICLE 4 DRILLING AND DEVELOPMENT OBLIGATIONS

4.1	DRILLING AN INITIAL DEVELOPMENT UNIT WELL

Operator commenced the drilling of the Initial Development Unit Well on March 31, 2015. Operator commenced the drilling of the Second Development Unit Well on April 24, 2016. The Initial and the Second Development Unit Wells were drilled as vertical wells to a depth sufficient to lest the Wolfcamp/Pennsylvanian Formations.

4.2	CONTINUOUS DEVELOPMENT OBLIGATION

On or before September 1, 2017, Operator will spud and drill one (1) Development Unit Well for the purpose of gathering data. Operator will attempt to core the well and run a Formation lmager Log (FMI) that gathers data across the Wolfcamp and Pennsylvanian Formations. Beginning January 1, 2018, and prior to December 31, 2018, Operator will drill and complete two (2) additional Development Unit Wells. Beginning January 1, 2019, and prior to December 31, 2019, Operator will drill and complete three (3) Development Unit Wells. Beginning January 1, 2020 and prior to December 31, 2020, Operator will drill and complete four (4} Development Unit Wells. Beginning January 1, 2021 and prior to December 31, 2021, Operator will drill five (5) Development Unit Wells. Beginning January 1, 2022 and prior to December 31, 2022. Operator will drill and complete five (5) Development Unit Wells. Beginning January 1, 2023. and prior to December 31, 2023, Operator will drill and complete five (5) Development Unit Wells. All Development Unit Wells will be drilled to completion in good faith and in a good and workmanlike manner, If the Parties agree to continue this Drilling and Development Unit beyond 2023, the Parties will determine the Continuous Drilling Obligation required after 2023. Thereafter. Operator will commence the spudding of Development Unit Wells until Development Unit Wells have been drilled on the Development Unit in all commercially productive benches and formations to the maximum density permitted by the rules, regulations, or orders of the Railroad Commission and as approved by University Lands or as indicated on EXHIBIT C. The attached EXHIBIT C illustrates the acreage allocation for horizontal Development Unit Wells drilled within the Development Unit Nothing herein will relieve the Operator or any Lessee from any obligation to reasonably develop as a whole the Lands and leases committed hereto. Upon drilling and completing Development Unit Wells to the maximum density as required in this Article 4.2, Operator will agree to fully develop any additional commercially productive formation or subzone (Marker) within a formation until the Development Unit has been fully developed. Notwithstanding the Continuous Development Obligation set forth above, if Operator spuds and completes more than the required number of Development Unit Wells for a calendar year period, Operator will be allowed a credit for each additional Development Unit Well drilled during such year, that may be carried over to the Operator’s Continuous Drilling Obligation for the next calendar year period.

4.3	EFFECT OF FAILING TO DRILL

If any Development Unit Well is not timely spudded or is not drilled as provided herein, then this Agreement will terminate in accordance with the provisions of Article 6.4.

4.4	DEVELOPMENT OBLIGATION AND REQUIREMENTS

Nothing herein shall relieve the Operator or any Lessee from any obligation to reasonably develop as a whole the Lands and Leases committed hereto. The State and all parties agree that all acreage covered by this Agreement will be developed on a lease basis and the Productive Acreage assigned to any vertical Development Unit Well will contain only lend covered by the particular Lease on which such well is located. For any horizontal Development Unit Well that is drilled into and produces from multiple Leases, University Lands will determine the Productive Acreage assigned as set forth on EXHIBIT C of this Agreement on the date of determination. Upon the termination of this Agreement. University Landa will create Pooled Unit Agreements encompassing the Productive Acreage allocated to all producing Development Unit Wells drilled under the terms of this Agreement. Operator agrees to comply with the surface commingling rules and regulations of the Board and the Railroad Commission whenever production from one Tract is to be commingled with production from another Tract. Beginning April 1, 2018. the Parties agree to have an annual “Technical Review” of all operations contemplated under the Drilling and Development Unit Agreement Said Technical Review will include all discussion of proposed, existing, or amended field rules. Technical review will occur on or around June 1st of each year.

Development Unit Agreement Number 2837	5

ARTICLE 5 POLLUTION PREVENTION AND RELEASE AND INDEMNIFICATION

5.1	POLLUTION PREVENTION

In conducting Unit Operations, the Operator and Lessees shall use all safeguards that would be used by a reasonably prudent operator to prevent contamination or pollution of any environmental medium, including without limitation soil, surface waters, groundwater, sediments, and surface or subsurface strata, or ambient air, by any waste, pollutant, or contaminant. The Operator and Lessees shall use all efforts that would be used by a reasonably prudent operator to contain any actual or potential release of any waste, contaminant, or pollutant to the environment and to recapture any escaped water, contaminant, or pollutant. including without limitation any escaped brine, In the event of contamination or pollution of any environmental medium resulting from Unit Operations or any other act or omission of the Operator, its agents, employees, invitees, or guests, the Operator shall, all its sole expense, conduct all soil, surface, or groundwater investigations, studies, sampling, and testing and undertake and complete all remedial, removal, restoration, and other actions necessary to contain, clean up, and/or remove all such contamination or pollution in a manner consistent with the rules and regulations of the Railroad Commission of Texas, its successor agency, and any other agency with jurisdiction over the activity. The Operator shall provide to the Chief Executive Officer, University Lands all information relating to such activities. The Operator shall promptly provide to the Chief Executive Officer, University Lands any additional information the Chief Executive Officer, University Lands may reasonably request relating to such activities. Notwithstanding the foregoing, in an emergency or other situation that requires immediate action, the Operator shall take all necessary and appropriate actions and notify the Chief Executive Officer, University Lands as soon thereafter as possible. In the event of any contamination or pollution of any environmental medium resulting from Unit Operations, the provisions of this Article 5.1 shall survive the termination or assignment of this Agreement.

5.2	RELEASE AND INDEMNIFICATION

The Operator and Lessees hereby release and discharge the Board, the State, The University of Texas System, and their respective regents, members, officers, employees, and agents from all and any actions and causes of action of every nature, or other harm. including environmental harm, for which recovery of damages are sought, including, but not limited to, all losses and expenses which arise out of, are incidental to, or result from, Unit Operations of or on behalf of the Operator and Lessees on the Development Unit, or that may arise out of or be occasioned by the omission of the Operator for which the Operator or Lessees may be held strictly liable. Further, the Operator and Lessees hereby agree to be liable for, exonerate, indemnify, defend, and hold harmless the Board, the State, The University of Texas System, and their respective regents, members, officers, employees and agents, their successors or assigns, against any and all claims, liabilities, losses, damages, actions, personal injury (including death), costs, and expenses, or other harm for which recovery of damages is sought, including attorneys’ fees and other legal expenses, including those related to environmental hazards on the Development Unit or in any way related to the Operator’s failure to comply with any and all environmental laws; those arising from or in any way related to the Operator’s operations or any other of the Operator’s activities on the Development Unit; those arising from the Operator’s use of the surface of the Development Unit; and those that may arise out of or be occasioned by the Operator’s breach of any of the terms or provisions of this Agreement or any other act or omission of the Operator, its directors, officers, employees, agents, contractors, guests, or invitees. Each assignee of this Agreement, or an interest therein, agrees to be liable for, exonerate. indemnify, defend, and hold harmless the Board, The State, The University of Texas System, and their respective regents. members, officers, employees, and agents in the same manner provided above in connection with the activities of the Operator, its officers, employees, and agents as described in this Article 5.2.

ARTICLE 6 EFFECTIVE DATE AND TERM

6.1	CONDITIONS PRECEDENT TO EFFECTIVENESS OF AGREEMENT

This Agreement will not be effective until all the following conditions have been satisfied:

a.	The Board or its delegate has approved this Agreement;

b.	All parties with rights and interests in the Development Unit, except the State, have executed the original of this Agreement or a counterpart thereof or have ratified this Agreement;

c.	The Commissioner has reviewed the instruments executed by all other interested parties, has found this Agreement to be in the best interest of the State, and has executed the Agreement;

d.	The original, all counterparts and ratifications of this Agreement (the “Complete Agreement”) is filed in the records of the county or counties in which the Tracts are located;

e.	A legible copy of the Complete Agreement, as recorded, is filed in the records of the Board of Regents at the address set out in Article 7.2;

f.	The filings of the copies as required in Article 6.1e above occur within 90 days after the Commissioner executes this Agreement.

Development Unit Agreement Number 2837	6

6.2	EFFECTIVE DATE

Once all conditions set forth in Article 6.1 are completed, the Effective Date of this Agreement will be January 1, 2017.

6.3	TERM

The Term of this Agreement begins on the Effective Dale set in Article 6.2 and, unless terminated under Article 6.4, continues until December 31, 2023, unless this Agreement is extended by all Parties as outlined in Article 6.9.

6.4	CONDITIONS OF EARLY TERMINATION

a.	If Operator fails to pay the Consideration Fee, as required and agreed to, this entire Agreement will ipso facto terminate upon such date Operator failed to make said payment and thereafter be of no further effect

b.	If any subsequent Development Unit Well is not timely spudded in as required in Article 4, then this Agreement will terminate. The effective date of such termination will always be the date that Operator failed to spud in a Development Unit Well as required under Article 4.

c.	Al the Termination of this Agreement, Operator will release any Lease not held by production or continuing drilling operations on such Lease.

6.5	EARLY RELEASE OF NON-PRODUCTIVE DEPTHS

Notwithstanding anything to the contrary in this Agreement, Operator agrees to release from this Agreement and from the respective Leases all Non-Productive Depths within thirty (30) days after their determination date as set out in Article 1.4 above.

6.6	EFFECT OF TERMINATION

Upon termination of this Agreement under Articles 6.3 or 6.4, the Operator shall abandon the further development and operation of the Development Unit as a unit, Unit Operations shall cease, and thereafter the parties hereto shall be governed by the terms and provisions of the Leases and the contracts affecting the separate Tracts. No Lease, or any part thereof, terminated during the term of this Agreement shall be revived by the termination of this Agreement

6.7	REMOVING EQUIPMENT UPON TERMINATION

If this Agreement is terminated for any reason, the Operator shall not remove from the Tracts the casing or any other equipment, material, machinery, appliances or property owned by and used by the Operator in the development and production of Produced Substances, including without limitation any well casing or well equipment, without the consent of the Chief Executive Officer, University Lands. Such consent will not be granted until all dry or abandoned wells have been plugged to the satisfaction of the Railroad Commission of Texas and until all slush or refuse pits have been properly filled, and all broken or discarded lumber, all machinery, and all debris shall have been removed from the Tracts.

6.8	CERTIFICATE OF TERMINATION

Within thirty (30) days of the termination of this Agreement, the Operator shall prepare a certificate stating that this Agreement has terminated and stating the termination date, shall file this certificate for record in the county or counties where the Tracts are located and shall file a legible copy of the recorded certificate with the Board of Regents.

Development Unit Agreement Number 2837	7

6.9	EXTENSION OF DRILLING AND DEVELOPMENT UNIT AGREEMENT

Provided Operator satisfies the Drilling and Development obligations as set out in Article 4.2 on or before December 31, 2023, the Parties may renegotiate for an additional five (5) year term, extending the term of the Agreement until December 31, 2028. This additional term will be based on a Consideration Fee of Twenty-five dollars ($25.00)/Undeveloped Acre, or an increased number of wells to be drilled and completed during this term, or a combination of these two provisions. For purposes of this provision, Developed Acreage, as to any vertical well, will mean and refer to the acreage in a Tract allocated to each Development Unit Well for production purposes pursuant to the applicable rules and regulations of the Railroad Commission of Texas and as agreed upon and approved by University Lands. Developed Acreage, as to any horizontal drainhole well, will be the total of the acreage allocated to a horizontal drainhole well as stated in EXHIBIT C of this Agreement, plus tolerance acreage (approximately twenty (20) additional acres), if needed, or shall be the number of acres the Railroad Commission of Texas allocates the operator to assign to obtain an allowable for the horizontal well pursuant to the applicable Statewide and/or Special Field Rules and as agreed upon and approved by University Lands. Undeveloped Acres will mean any acreage not allocated to a Development Unit Well. Notwithstanding anything else contained herein to the contrary, in the event the Operator, as Lessee, desires to extend this Agreement as provided in this Paragraph, the Operator has the right to select all or any part of the undeveloped acreage to extend and is not required to extend all Undeveloped Acreage contained in the Development Unit

ARTICLE 7 GENERAL PROVISIONS

7.1	COMPLIANCE WITH ALL APPLICABLE LAWS AND REGULATIONS

Operator shall comply with the conservation laws of the State, the rules, regulations and orders of the Texas Railroad Commission or its successor agency, and all other applicable federal, state, and municipal laws, rules, regulations and orders, as same may be amended from time to time, including without limitation all regulations and rules of the Board and the provisions of and rules relating to the Antiquities Code, Texas Natural Resources Code, Chapter 191.

7.2	NOTICES/ADDRESSES

Any records, reports or other information required to be filed by this Agreement may be mailed to the addresses shown below. Any notices required to be given under this Agreement shall be effective three days after deposit in the United States Mail, at the appropriate address shown below:

The University of Texas System Board of Regents:
c/o University Lands
P.O. Box 553
Midland, TX 79702

Operator:
Founders Oil & Gas Operating, LLC
113 Corporate Dr.
Midland, TX 79705
Attn: Brian M. Sirgo

Development Unit Agreement Number 2837	8

7.3	ASSIGNMENT OF INTERESTS IN THE DEVELOPMENT UNIT

This Agreement is personal to Operator and is not assignable or transferable without the prior written consent of the State, which consent may be withheld, granted, or conditioned as the State may deem proper, including the requirement of additional consideration to the Slate to be paid prior to any assignment having effect. Assignments of the underlying Oil and Gas leases may be accomplished without the consent of the State; however, such assignment of the leases without the prior written consent of the State shall nullify this Development Agreement. Any attempt to assign or transfer this Agreement without the prior written consent of the State shall not be effective. This provision shall be applicable to any and all assignments or transfers of this Agreement including, but not limited to, an attempted transfer to a wholly owned subsidiary of Operator, but shall not be applicable to a partial assignment of the underlying Oil and Gas leases without a change in Operator.

7.4	BINDING COVENANT

Notwithstanding any other provision herein, the Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, devisees, legal representatives, successors, and assigns, and shall constitute a covenant running with the Lands, Leases, and interests covered hereby.

7.5	OPERATING AGREEMENT

On or before the effective dale of this Agreement, Operator shall provide to the Chief Executive Officer, University lands, a copy of any operating agreement or other agreement among lessees and other interested parties relating to Operations in the Development Unit and shall provide a copy of any amendment thereto or additional agreement within ten (10) days after the effective dale of such document. Operator shall have the exclusive right to conduct any and all operations in the Development Unit. Whenever Operator markets Produced Substances on behalf of any other lessee, such agreement shall also authorize the Operator to act both individually and as each such Lessee’s agent or representative in the tendering and reporting of royalties to the State under Article 3. Such agreement shall require Operator to be notified of all changes in the ownership of any Tract or in the ownership of any interest in the Development Unit.

7.6	LIENS AND SECURITY INTERESTS

Any lien or security interest held by the Operator in the Tracts or any improvements, equipment, or personal property thereon shall be subordinate to any lien or security interests held by the State.

7.7	APPLICABLE LAW

This Agreement shall be governed by, and construed under, the laws of the State.

7.8	EXECUTION

This Agreement may be executed in duplicate original counterparts with the same force and effect as if all signatures were set forth upon a single instrument.

7.9	AUTHORITY TO ENTER INTO THIS AGREEMENT

The individuals executing this Agreement each represent that they have full power and authority to enter into this Agreement and that upon their execution hereof, this Agreement shall become a valid obligation of the party on whose behalf the individual executed this Agreement.

Development Unit Agreement Number 2837	9

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date evidenced by their respective certificate of acknowledgement hereof

INCLUDE ACKNOWLEDGMENTS FROM ALL WORKING INTEREST OWNERS, IF APPLICABLE

FOUNDERS OIL & GAS, LLC LESSEE By: /s/ Brian M. Sirgo Name: Brian M. Sirgo Title: President Date: March 15th, 2017 NOTARY SEAL

THE STATE OF TEXAS      §

      §

COUNTY OF MIDLAND      §

This instrument was acknowledged before me on this the 15th day of March, 2017, by, Brian M. Sirgo as President of FOUNDERS Oil & GAS, LLC, a Delaware Limited Liability Company, on behalf of said company.

/s/ Bonnie Atwater
Notary Public
My Commission Expires: 1.26.21

FOUNDER OIL & GAS OPERATING, LLC OPERATOR By: /s/ Brian M. Sirgo Name: Brian M. Sirgo Title: President Date: March 15th, 2017 NOTARY SEAL

THE STATE OF TEXAS     §

     §

COUNTY OF MIDLAND     §

This instrument was acknowledged before me on this the 15th day of March, 2017, by, Brian M. Sirgo as President of FOUNDERS Oil & GAS OPERATING, LLC, a Delaware Limited Liability Company, on behalf of said company.

/s/ Bonnie Atwater
Notary Public
My Commission Expires: 1.26.21

HUDSPETH OIL CORPORATION LESSEE By: /s/ John A. Brda Name: John A. Brda Title: President Date: 3-27-17 NOTARY SEAL

THE STATE OF TEXAS    §

   §

COUNTY OF Collin           §

This instrument was acknowledged before me on this the 27th day of March, 2017, by, John Brda as President of HUDSPETH OIL CORPORATION, a Nevada Corporation, on behalf of said Corporation.

/s/ Bonnie L. Seggelink
Notary Public
My Commission Expires: 10/29/2017

PANDORA ENERGY, LP, LESSEE By: /s/ R. Kenneth Dulin Name: R. Kenneth Dulin Title: General Partner Date: 3/24/17 NOTARY SEAL

THE STATE OF COLORADO      §

 §

COUNTY OF La Plata                 §

This instrument was acknowledged before me on this the 24 day of March, 2017, by, R. Kenneth Dulin as General Partner of PANDORA ENERGY, LP, a Limited Partnership, on behalf of said Limited Partnership.

/s/ Yuliya Whitehead
Notary Public
My Commission Expires: October 27th, 2020

Development Unit Agreement Number 2837	10

Development Unit Agreement Number 2837	11

EXHIBIT A
Tracts in the Drilling & Development Unit

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
1.	115099	All of Section 1, Block A, University Land Survey, Hudspeth County, Texas	687.5	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138149 Official Records of Hudspeth County, TX
2.	115100	All of Section 2, Block A, University Land Survey, Hudspeth County, Texas	689.3	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138150 Official Records of Hudspeth County, TX
3.	115101	All of Section 3, Block A, University Land Survey, Hudspeth County, Texas	691.2	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138151 Official Records of Hudspeth County, TX
4.	115102	All of Section 4, Block A, University Land Survey, Hudspeth County, Texas	693.4	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138152 Official Records of Hudspeth County, TX
5.	115103	All of Section 5, Block A, University Land Survey, Hudspeth County, Texas	695.9	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138153 Official Records of Hudspeth County, TX
6.	115104	All of Section 6, Block A, University Land Survey, Hudspeth County, Texas	698.4	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138154 Official Records of Hudspeth County, TX
7.	115105	All of Section 7, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138155 Official Records of Hudspeth County, TX
8.	115106	All of Section 8, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138156 Official Records of Hudspeth County, TX
9.	115107	All of Section 9, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138157 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	12

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
10.	115108	All of Section 10, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138158 Official Records of Hudspeth County, TX
11.	115109	All of Section 11, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138159 Official Records of Hudspeth County, TX
12.	115110	All of Section 12, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138160 Official Records of Hudspeth County, TX
13.	115111	All of Section 13, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138161 Official Records of Hudspeth County, TX
14.	115112	All of Section 14, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138162 Official Records of Hudspeth County, TX
15.	115113	All of Section 15, Block A, University Land Survey, Hudspeth County, Texas	688.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138163 Official Records of Hudspeth County, TX
16.	115114	All of Section 16, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138164 Official Records of Hudspeth County, TX
17.	115115	All of Section 17, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138165 Official Records of Hudspeth County, TX
18.	115116	All of Section 18, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138166 Official Records of Hudspeth County, TX
19.	115117	All of Section 19, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138167 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	13

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
20.	115118	All of Section 20, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138168 Official Records of Hudspeth County, TX
21.	115119	All of Section 21, Block A, University Land Survey, Hudspeth County, Texas	688.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138169 Official Records of Hudspeth County, TX
22.	115120	All of Section 22, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138170 Official Records of Hudspeth County, TX
23.	115121	All of Section 23, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138171 Official Records of Hudspeth County, TX
24.	115122	All of Section 24, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138172 Official Records of Hudspeth County, TX
25.	115123	All of Section 25, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138173 Official Records of Hudspeth County, TX
26.	115124	All of Section 26, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138174 Official Records of Hudspeth County, TX
27.	115125	All of Section 27, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138204 Official Records of Hudspeth County, TX
28.	115126	All of Section 28, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138146 Official Records of Hudspeth County, TX
29.	115127	All of Section 29, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138175 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	14

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
30.	115128	All of Section 30, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138176 Official Records of Hudspeth County, TX
31.	115129	All of Section 31, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138177 Official Records of Hudspeth County, TX
32.	115130	All of Section 32, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138178 Official Records of Hudspeth County, TX
33.	115131	All of Section 33, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138179 Official Records of Hudspeth County, TX
34.	115132	All of Section 34, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138180 Official Records of Hudspeth County, TX
35.	115133	All of Section 35, Block A, University t and Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138181 Official Records of Hudspeth County, TX
36.	115134	All of Section 36, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138182 Official Records of Hudspeth County, TX
37.	115135	All of Section 37, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138147 Official Records of Hudspeth County, TX
38.	115136	All of Section 38, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138183 Official Records of Hudspeth County, TX
39.	115137	All of Section 39, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138184 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	15

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
40.	115138	All of Section 40, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138185 Official Records of Hudspeth County, TX
41.	115139	All of Section 41, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138186 Official Records of Hudspeth County, TX
42.	115140	All of Section 42, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138187 Official Records of Hudspeth County, TX
43.	115141	All of Section 43, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138188 Official Records of Hudspeth County, TX
44.	115142	All of Section 44, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138189 Official Records of Hudspeth County, TX
45.	115143	All of Section 45, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138190 Official Records of Hudspeth County, TX
46.	115144	All of Section 46, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138191 Official Records of Hudspeth County, TX
47.	115145	All of Section 47, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138192 Official Records of Hudspeth County, TX
48.	115146	All of Section 48, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138193 Official Records of Hudspeth County, TX
49.	115147	All of Section 1, Block B, University Land Survey, Hudspeth County, Texas	682.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138194 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	16

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
50.	115148	All of Section 2, Block B, University Land Survey, Hudspeth County, Texas	683.2	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138195 Official Records of Hudspeth County, TX
51.	115149	All of Section 3, Block B, University Land Survey, Hudspeth County, Texas	684.1	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138196 Official Records of Hudspeth County, TX
52.	115150	All of Section 4, Block B, University Land Survey, Hudspeth County, Texas	684.9	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138197 Official Records of Hudspeth County, TX
53.	115151	All of Section 5, Block B, University Land Survey, Hudspeth County, Texas	685.2	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138198 Official Records of Hudspeth County, TX
54.	115152	All of Section 6, Block B, University Land Survey, Hudspeth County, Texas	685.9	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138199 Official Records of Hudspeth County, TX
55.	115153	All of Section 7, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138200 Official Records of Hudspeth County, TX
56.	115154	All of Section 8, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138201 Official Records of Hudspeth County, TX
57.	115155	All of Section 9, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138202 Official Records of Hudspeth County, TX
58.	115156	All of Section 10, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #136203 Official Records of Hudspeth County, TX
59.	115157	All of Section 11, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138205 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	17

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
60.	115158	All of Section 12, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138206 Official Records of Hudspeth County, TX
61.	115159	All of Section 13, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138207 Official Records of Hudspeth County, TX
62.	115160	Ali of Section 14, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138208 Official Records of Hudspeth County, TX
63.	115161	All of Section 15, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138209 Official Records of Hudspeth County, TX
64.	115162	All of Section 16, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138210 Official Records of Hudspeth County, TX
65.	115163	All of Section 17, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138211 Official Records of Hudspeth County, TX
66.	115164	All of Section 18, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138212 Official Records of Hudspeth County, TX
67.	115165	All of Section 19, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138213 Official Records of Hudspeth County, TX
68.	115166	All of Section 20, Block B, University Land Survey, Hudspeth County, Texas	688.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138214 Official Records of Hudspeth County, TX
69.	115167	All of Section 21, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138215 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	18

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
70.	115168	All of Section 22, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138216 Official Records of Hudspeth County, TX
71.	115169	All of Section 23, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138217 Official Records of Hudspeth County, TX
72.	115170	All of Section 24, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138218 Official Records of Hudspeth County, TX
73.	115171	All of Section 25, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138219 Official Records of Hudspeth County, TX
74.	115172	All of Section 26, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138148 Official Records of Hudspeth County, TX
75.	115173	All of Section 27, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138220 Official Records of Hudspeth County, TX
76.	115174	All of Section 28, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138221 Official Records of Hudspeth County, TX
77.	115175	All of Section 29, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138222 Official Records of Hudspeth County, TX
78.	115176	All of Section 30, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138223 Official Records of Hudspeth County, TX
79.	115177	All of Section 31, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138224 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	19

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
80.	115178	All of Section 32, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138225 Official Records of Hudspeth County, TX
81.	115179	All of Section 33, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138226 Official Records of Hudspeth County, TX
82.	115180	All of Section 34, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138227 Official Records of Hudspeth County, TX
83.	115181	All of Section 35, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138228 Official Records of Hudspeth County, TX
84.	115182	All of Section 36, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138229 Official Records of Hudspeth County, TX
85.	115183	All of Section 37, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138230 Official Records of Hudspeth County, TX
86.	115184	All of Section 38, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138231 Official Records of Hudspeth County, TX
87.	115185	All of Section 39, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138232 Official Records of Hudspeth County, TX
88.	115186	All of Section 40, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138233 Official Records of Hudspeth County, TX
89.	115187	All of Section 41, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138234 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	20

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
90.	115188	All of Section 42, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138235 Official Records of Hudspeth County, TX
91.	115189	All of Section 43, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138236 Official Records of Hudspeth County, TX
92.	115190	All of Section 44, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138237 Official Records of Hudspeth County, TX
93.	115191	All of Section 45, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138238 Official Records of Hudspeth County, TX
94.	115192	All of Section 46, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138239 Official Records of Hudspeth County, TX
95.	115193	All of Section 47, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138240 Official Records of Hudspeth County, TX
96.	115194	All of Section 48, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138241 Official Records of Hudspeth County, TX
97.	115195	All of Section 1, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138242 Official Records of Hudspeth County, TX
98.	115196	All of Section 2, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138243 Official Records of Hudspeth County, TX
99.	115197	All of Section 3, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138244 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	21

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
100.	115198	All of Section 4, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138245 Official Records of Hudspeth County, TX
101.	115199	All of Section 5, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138247 Official Records of Hudspeth County, TX
102.	115200	All of Section 6, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138248 Official Records of Hudspeth County, TX
103.	115201	All of Section 7, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138249 Official Records of Hudspeth County, TX
104.	115202	All of Section 8, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138250 Official Records of Hudspeth County, TX
105.	115203	All of Section 9, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138251 Official Records of Hudspeth County, TX
106.	115204	All of Section 10, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138252 Official Records of Hudspeth County, TX
107.	115205	All of Section 11, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138253 Official Records of Hudspeth County, TX
108.	115206	All of Section 12, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138254 Official Records of Hudspeth County, TX
109.	115207	All of Section 13, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138255 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	22

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
110.	115208	All of Section 14, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138256 Official Records of Hudspeth County, TX
111.	115209	All of Section 15, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138257 Official Records of Hudspeth County, TX
112.	115210	All of Section 16, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138258 Official Records of Hudspeth County, TX
113.	115211	All of Section 17, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138259 Official Records of Hudspeth County, TX
114.	115212	All of Section 18, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138260 Official Records of Hudspeth County, TX
115.	115213	All of Section 19, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138261 Official Records of Hudspeth County, TX
116.	115214	All of Section 20, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138262 Official Records of Hudspeth County, TX
117.	115215	All of Section 21, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138263 Official Records of Hudspeth County, TX
118.	115216	All of Section 22, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138264 Official Records of Hudspeth County, TX
119.	115217	All of Section 23, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138265 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	23

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
120.	115218	All of Section 24, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138266 Official Records of Hudspeth County, TX
121.	115219	All of Section 25, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138267 Official Records of Hudspeth County, TX
122.	115220	All of Section 26, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138268 Official Records of Hudspeth County, TX
123.	115221	All of Section 27, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138269 Official Records of Hudspeth County, TX
124.	115222	All of Section 28, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138270 Official Records of Hudspeth County, TX
125.	115223	All of Section 29, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138271 Official Records of Hudspeth County, TX
126.	115224	All of Section 30, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138272 Official Records of Hudspeth County, TX
127.	115225	All of Section 31, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138273 Official Records of Hudspeth County, TX
128.	115226	All of Section 32, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138274 Official Records of Hudspeth County, TX
129.	115227	All of Section 33, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138275 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	24

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
130.	115228	All of Section 34, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138276 Official Records of Hudspeth County, TX
131.	115229	All of Section 35, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138277 Official Records of Hudspeth County, TX
132.	115230	All of Section 36, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138278 Official Records of Hudspeth County, TX
133.	115231	All of Section 37, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138279 Official Records of Hudspeth County, TX
134.	115232	All of Section 38, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138280 Official Records of Hudspeth County, TX
135.	115233	All of Section 39, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138281 Official Records of Hudspeth County, TX
136.	115234	All of Section 40, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138282 Official Records of Hudspeth County, TX
137.	115235	All of Section 41, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138283 Official Records of Hudspeth County, TX
138.	115236	All of Section 42, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138284 Official Records of Hudspeth County, TX
139.	115237	All of Section 43, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138285 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	25

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
140.	115238	All of Section 44, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138286 Official Records of Hudspeth County, TX
141.	115239	All of Section 45, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138287 Official Records of Hudspeth County, TX
142.	115240	All of Section 46, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138288 Official Records of Hudspeth County, TX
143.	115241	All of Section 47, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138289 Official Records of Hudspeth County, TX
144.	115242	All of Section 48, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138290 Official Records of Hudspeth County, TX
145.	115243	All of Section 1, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138291 Official Records of Hudspeth County, TX
146.	115244	All of Section 2, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138292 Official Records of Hudspeth County, TX
147.	115245	All of Section 3, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138293 Official Records of Hudspeth County, TX
148.	115246	All of Section 4, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138294 Official Records of Hudspeth County, TX
149.	115247	All of Section 5, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138295 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	26

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
150.	115248	All of Section 6, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138296 Official Records of Hudspeth County, TX
151.	115249	All of Section 7, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138297 Official Records of Hudspeth County, TX
152.	115250	All of Section 8, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138298 Official Records of Hudspeth County, TX
153.	115251	All of Section 9, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138299 Official Records of Hudspeth County, TX
154.	115252	All of Section 10, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138300 Official Records of Hudspeth County, TX
155.	115253	All of Section 11, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138301 Official Records of Hudspeth County, TX
156.	115254	All of Section 12, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138302 Official Records of Hudspeth County, TX
157.	115255	All of Section 13, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138303 Official Records of Hudspeth County, TX
158.	115256	All of Section 14, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138304 Official Records of Hudspeth County, TX
159.	115257	All of Section 15, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138305 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	27

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
160.	115258	All of Section 16, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138306 Official Records of Hudspeth County, TX
161.	115259	All of Section 17, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138307 Official Records of Hudspeth County, TX
162.	115260	All of Section 18, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138308 Official Records of Hudspeth County, TX
163.	115261	All of Section 19, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138309 Official Records of Hudspeth County, TX
164.	115262	All of Section 20, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138310 Official Records of Hudspeth County, TX
165.	115263	All of Section 21, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138311 Official Records of Hudspeth County, TX
166.	115264	All of Section 22, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138312 Official Records of Hudspeth County, TX
167.	115265	All of Section 23, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138313 Official Records of Hudspeth County, TX
168.	115266	All of Section 24, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138314 Official Records of Hudspeth County, TX
169.	115267	All of Section 25, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138315 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	28

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
170.	115268	All of Section 26, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138316 Official Records of Hudspeth County, TX
171.	115269	All of Section 27, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138317 Official Records of Hudspeth County, TX
172.	115270	All of Section 28, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138318 Official Records of Hudspeth County, TX
173.	115271	All of Section 29, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138319 Official Records of Hudspeth County, TX
174.	115272	All of Section 30, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138320 Official Records of Hudspeth County, TX
175.	115273	All of Section 31, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138321 Official Records of Hudspeth County, TX
176.	115274	All of Section 32, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138322 Official Records of Hudspeth County, TX
177.	115275	All of Section 33, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138323 Official Records of Hudspeth County, TX
178.	115276	All of Section 34, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138324 Official Records of Hudspeth County, TX
179.	115277	All of Section 35, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138325 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	29

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
180.	115278	All of Section 36, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138326 Official Records of Hudspeth County, TX
181.	115279	All of Section 37, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138327 Official Records of Hudspeth County, TX
182.	115280	All of Section 38, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138328 Official Records of Hudspeth County, TX
183.	115281	All of Section 39, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138329 Official Records of Hudspeth County, TX
184.	115282	All of Section 40, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138330 Official Records of Hudspeth County, TX
185.	115283	All of Section 41, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138331 Official Records of Hudspeth County, TX
186.	115284	All of Section 42, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138332 Official Records of Hudspeth County, TX
187.	115285	All of Section 43, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138333 Official Records of Hudspeth County, TX
188.	115286	All of Section 44, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138334 Official Records of Hudspeth County, TX
189.	115287	All of Section 45, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138335 Official Records of Hudspeth County, TX
190.	115288	All of Section 46, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138336 Official Records of Hudspeth County, TX
191.	115289	All of Section 47, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138337 Official Records of Hudspeth County, TX
192.	115290	All of Section 48, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138338 Official Records of Hudspeth County, TX

Development Unit Agreement Number 2837	30

EXHIBIT B
Flat of Development Unit

OTERO COUNTY, NEW MEXICO

UNIVERSITY
BLK A
UNIVERSITY
BLK B
UNIVERSITY
BLK F
UNIVERSITY
BLK E

Development Unit Agreement Number 2837	31

EXHIBIT C
Tabulation Determining Allocation of Productivity Acreage

Horizontal	Horizontal	TOTAL ACRES IN
Length, Ft	Length, Ft	PRORATION
Minimum	Maximum	UNIT
100	585	60
586	1,170	80
1,171	1,755	100
1,756	2,340	120
2,341	2,925	140
2,926	4,880	160
4,881	5,850	200
5,851	6,435	220
6,436	7,020	240
7,021	7,605	260
7,606	8,190	280

For each additional 600 ft increment an additional 30 acres shall be allowed per each increment.